UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2010

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Company’s President and CEO, Robert A. Stine, announced the establishment of a written sale and repurchase program under SEC Rule 10b5-1. Under the Program, Mr. Stine intends to sell up to 64,000 shares of stock, and then repurchase those shares once the waiting period for the “wash sale” tax rules have expired. In the event, Mr. Stine repurchases any shares under this program at a profit, he will remit those profits to the Company as required by Section 16 of the Securities and Exchange Act of 1934.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits (Furnished Pursuant to Item 12).

99.1	Press Release of the Company dated November 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2010	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Senior Vice President, and Chief Financial Officer

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